                                                                        Thomas White Funds Family
                                                                        Officers and Trustees

                                                                             Thomas S. White, Jr.
                                                                             Chairman of the Board
                                                                             and President

                                                                             Jill F. Almeida
                                                                             Trustee

                                      Annual Report                          Nicholas G. Manos
                                                                             Trustee

                                American Enterprise Fund                     Edward E. Mack III
                                                                             Trustee
                               American Opportunities Fund
                                   International Fund                        John N. Venson, D.P.M.
                                    October 31, 2000                         Trustee

                                                                             Douglas M. Jackman
                                                                             Vice President and Secretary

                                                                             David Sullivan II
                                                                             Treasurer

                                                                        INVESTMENT ADVISER AND
                                                                        ADMINISTRATOR
                                                                             Thomas White International, Ltd.
                                                                             440 S. LaSalle Street, Suite 3900
                                                                             Chicago, Illinois 60605-1028

                                                                        CUSTODIANS
                                                                             The Northern Trust Company
                                                                             Chicago, Illinois
                                                                             Firstar Bank, N.A.
                                                                             Milwaukee, Wisconsin

                                                                        LEGAL COUNSEL
                                                                             Dechert
                                                                             Washington, DC

                                                                        INDEPENDENT ACCOUNTANTS
                                                                             PricewaterhouseCoopers LLP
                                                                             Chicago, Ilinois

                                                                        TRANSFER AGENT
                                                                             Firstar Mutual Fund Services LLC
                                                                             Milwaukee, Wisconsin



   For current performance, net asset value, or for assistance with your account, please contact the Funds Family at 800-811-0535 or visit our web Site at www.thomaswhite.com.




                          The Thomas White Funds Family
                          Capturing Value Worldwide SM

THOMAS WHITE FUNDS FAMILY



Thomas White is the Funds' President and Portfolio Manager. He has been an investment professional since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-three years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications that provide investment advice on the relative attractiveness of 2,400 common stocks in forty-seven countries. These are purchased by major institutional asset management organizations worldwide.


THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:

                                                               December 31, 2000
Dear Friends,

      Our funds family celebrated its sixth birthday this June. We sincerely hope that the members of our shareholder family take pleasure in your relationship with us as much as we, the nineteen professionals of Thomas White International, have enjoyed managing your investments.

      As professionals, we feel we benefit from a close rapport with our clients. For those of you who have not been in our offices in Chicago, we would welcome your visit. Your calls to discuss the Funds and market conditions have grown in this tumultuous market year. We consider dialogue with you an integral part of being your investment advisor. Please call me, Doug Jackman or David Sullivan in our Chicago office at 312-663-8300.

THE YEAR 2000

     This year will be remembered as the first global "bear" market since 1992 and the first year with negative equity returns in the United States since 1990. In our 1999 Annual Report, we used history to suggest equity returns would probably average 10% in the coming decade versus the unusually high 18.5% average return of the last decade. The current decade's returns would be lower since, while strong earnings growth would continue, high initial stock valuations would inhibit the additional returns that are caused by the expansion of price-to-earnings ratios. We showed that a 10% return for the 2000-2009 period would, before taxes, turn a $10,000 investment into $25,937.

     We also noted that history suggests there could be two bear markets in the coming ten years, each falling roughly 30%. Since accurate market timing is wishful thinking, all of us have to endure these interim speed bumps. We cautioned that the most common reason that investors fail to reach the final $25,937, is that they fail to stay fully invested in the market over the entire ten-year period.

--------------------------------------------------------------------------------
"Houses are best built on stone, not sand. Our thorough stock selection approach emphasizes the use of time-tested, fundamental valuation measurements and analyst judgement. The objective is to determine a company's intrinsic business worth."

"Our research division, the Global Capital Institute, is leading the asset management industry in the development of techniques to successfully value modern global companies."
--------------------------------------------------------------------------------

      We felt that the above average economic growth in the 1990's was the result of: 1) more effective governments and 2) advances in technology. We projected the coming decade would also enjoy strong growth driven by these same two factors, and that there would be peace among the major nations.

TECHNOLOGY STOCKS

      The dominant investment feature of the year 2000 was the roller coaster ride that investors experienced in the technology sector. We now believe this period of investor euphoria is over. The excitement of major advances in communications, the media and the Internet caused investors to lose perspective and to act in a manner unlike their normal behavior. This was the classical first stage of investor overreaction to an introduction of new technology. Similar investor episodes in American history include the race for the first transcontinental railroad and the invention of the automobile. Initial investor excitement caused an explosion of prices and exaggerated valuations. This exaggeration of investors' expectations created a scenario that led to the dramatic collapse of the inflated stocks. While the new inventions were eventually commercial successes, only a few early investors benefitted.

      On March 3rd we sent a letter to shareholders discussing the state of the market. The following portions of the letter summarize our feelings at the time:

      The new millennium presents a bright future driven by the benefits of globalization and rapid technological advances. Influenced by this dazzling prospect, as well as the uninterrupted stock market advance of the last decade, investors have driven up "new economy" stocks to valuation levels never before imagined.

      Where is the money coming from to fuel this explosion? It comes from the indiscriminate sale of stocks in the remaining 70% of the market, a zone now labeled the "old economy." This is the primary reason explaining the decline in these stocks. Indeed, many of these companies are setting records for earnings and profitability due to the strong economy. The tech-related selling of these companies, combined with healthy earnings, has produced the opportunity to buy them at extremely low valuations.

      The desire to participate in the "new economy" is perfectly understandable and correct, but it is important to invest intelligently. The goal is to take advantage of growth opportunities, while also to avoid the large capital losses that are possible with record high valuations.

      Our professionals stress the disciplined use of business-like valuations to determine whether a company is under or overvalued. We do not use short-term approaches, such as chasing overvalued stocks, which we believe will have poor performance over the long term.

      Three weeks after the letter was sent, most of the overvalued technology stocks peaked in price and have fallen sharply this year. The Internet stocks, the most extreme examples of overvaluation, fell the hardest. Amazon.com, which we used as an example in the letter, has declined 75% since our comments. In our Semi-Annual Report sent to shareholders on June 30th we stated our belief that the technology stock market leadership was over. We stressed this with two quotes from our March 3rd letter:

      "Alan Greenspan says he will raise interest rates until the market declines. It is his responsibility to discourage this unhealthy speculation in tech stocks. We should take him at his word. Investors are in such frenzy, that they've stopped listening to him."

      "The only reason people continue to chase many tech stocks well beyond their fair values is their strong performance. The timing is uncertain, but the end won't be pleasant for those left holding overvalued shares."

      Our message was that when overvalued technology stocks stop outperforming, investors would abandon them. Now that this has happened, it would not surprise us to see the same irrational investors selling these stocks down to levels below their proper values as businesses.

OUR OUTLOOK FOR 2001

      The longest post-war business expansion is now showing signs of slowing down. The primary cause is Alan Greenspan's interest rate hikes at the US Federal Reserve over the last eighteen months. This tight money policy was put into effect to decelerate the economy to a more sustainable pace before inflation ignited.

      A second factor is the rising cost of energy. While oil prices have come down from $35 per barrel to $25, natural gas prices are rocketing up due to the colder than normal winter in the US. These price increases act as a tax on both the consumer and business.

      The third reason for the slowdown is a reduction in the growth in technologically oriented capital expenditures, down from a rate that was unsustainable. These expenditures represented 30% of GNP growth over the last several years.

      A fourth factor is the falling stock market, which, of course, has a negative influence on the economy. In businesses, it removes an avenue for low cost equity financing and causes executives to act in a more subdued manner. Moreover, shrinking portfolio values cause consumers to lose confidence (the reverse of the "wealth effect"). This slows down sales of housing, autos, and general merchandise.

      One thing the current slowdown is not the result of is an unexpected negative surprise. Past examples of external shocks include: 1) a spike in oil prices caused by war in the Middle East, 2) dramatic currency collapses in the emerging market countries of Asia, Latin America or Russia and 3) an unexpected major failure in a hedge fund or bank. While these sorts of events are inherently unpredictable, there does not seem to be any early signs of such a surprise around the corner at this time.

      While the above factors are currently causing business to slow down, the rate of growth only looks weak in comparison to the very strong numbers of the last several years. We believe Mr. Greenspan's tight money policy has accomplished his goals and that the Fed will begin lowering interest rates early in 2001. We have confidence that he will again be successful in orchestrating a soft landing, as well as keeping inflation low.

      How will the market fare in 2001? Our educated guess is that the US and international markets will bottom early in the year and that 2001 should have a positive return in the 5% to 15% range. We base this on the fact the most equities, given low inflation, are at fair valuations and that interest rates will be falling. While the economy and corporate profits will only grow at a slow pace, the market indices will advance as investors envision growth accelerating in 2002.

      We cannot forget to appreciate the fact that all of us are experiencing a marvelous era of peace and unprecedented opportunity. Despite the occasional bear market interruption, equity investing should reward the patient investor who invests using business-like valuation disciplines and has realistic long-term goals.

      All of us at the Thomas White Funds Family appreciate your confidence.

      Thomas S. White, Jr.
      President and Portfolio Manager

THE THOMAS WHITE FUNDS FAMILY

The American Enterprise Fund (Large-cap value)
The American Opportunities Fund (Mid-cap value)
The International Fund (Foreign equities)

--------------------------------------------------------------------------------
                         THE FUNDS HAVE IDENTICAL GOALS

The investment objectives of the American Enterprise, American Opportunities and International Funds are to achieve long-term capital growth.
--------------------------------------------------------------------------------

      Mutual fund investors and their advisors have grown increasingly sophisticated in the management of retirement accounts. Funds are allocated by their investment style, cap size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance. The Thomas White Funds described below should be used as individual components within an investor's total investment portfolio:

I.  The International Fund

      We believe globalization will accelerate in the next decade. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

      The Fund is designed to represent the international equity component of an investor's portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. These securities are also widely diversified by geographical region and in both developed market and emerging market countries.

      In August of 1998, Forbes Magazine honored the International Fund by placing it in their International Stock Funds "Best Buy List." We were the youngest of the twelve world funds making this list.

II.  The American Enterprise Fund

     The American Enterprise Fund is designed to represent the large-cap value portion of our client's U.S. equities.

III.  The American Opportunities Fund

     The American Opportunities Fund is designed to represent the mid-cap value portion of our client's U.S. equities. Both of our American Funds seek to obtain superior long-term returns while attempting to limit investment risk. The portfolios will be constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

--------------------------------------------------------------------------------
                            THE THOMAS WHITE FUNDS'
                             INVESTMENT PHILOSOPHY

I. Superior returns can come from properly harnessing the high potential inherent within undervalued companies.

II. A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

III. Management emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.

IV. The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.
--------------------------------------------------------------------------------

     The American Enterprise Fund uses a valuation-driven large-cap investment style and will select most of its stocks from those in the top 80% of the market's capitalization. These stocks currently have cap sizes down to six billion dollars.

     The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from those in the bottom 20% of the market's capitalization. These stocks currently have cap sizes below six billion dollars.

     The two American Funds are designed to complement each other. The American Enterprise Fund will tend to have superior returns during periods where larger stocks are outperforming. The American Opportunities Fund will tend to have superior returns during periods where smaller stocks outperform.

THE FUNDS ARE INVESTOR FRIENDLY.

     The Funds are 100% no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholder's return. Each Fund has average or below average total expenses, in relation to their peers, and attempts to maintain low portfolio turnover, which is tax-efficient. In addition to managing mutual funds, our asset management division runs U.S. large-cap, small-cap and fixed-income portfolios for clients. All of our investment asset classes use our traditional valuation-oriented investment approach.

--------------------------------------------------------------------------------
                             THE WORLD HAS CHANGED.
                      ADDING AN INTERNATIONAL FUDN TO U.S.
                    EQUITY HOLDINGS OFFERS THE POTENTIAL FOR
                           BOTH IMPROVED PERFORMANCE
                             AND SMOOTHER RETURNS.

                         GLOBAL STOCK MARKET ALLOCATION

                                Dec     Dec     Dec     Oct
Developed Markets               1970    1980    1990    2000
-----------------               ----    ----    ----    ----

Canada                          4%       3%     2%      2%
Europe                         22%      23%    25%     26%
Pacific                         8%      16%    27%     15%
United States                  66%      57%    43%     53%
Emerging Markets               .2%      .8%     3%      4%
----------------              ----     ---    ----    ----
                              100%     100%   100%    100%

Global Market
Value ($trillions)             $2.0    $4.1   $8.2    $26.9

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. This means investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Funds and its International Fund to obtain smoother returns.

History shows that broad global diversification has lowered the volality associated with single country portfolios.

Source:  Global Capital Institute
--------------------------------------------------------------------------------

THE FUNDS HAVE COMMON OBJECTIVES

     The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability.

     We attempt to design funds that give shareholders a comfortable ride, despite being exposed to the stressful world of equities. Shareholders that can "stay the course" and maintain a well thought out, long-term strategy, have traditionally done well in equities. Nervous equity investors, exposed to volatile funds, tend to make mistakes they regret later.

     We attempt to make our Fund shareholders feel comfortable within the volatile world of the stock market.

     First, we design portfolios to have strong performance and to be more stable than most other similar funds. We select stocks on the basis of how they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides us with an ongoing flow of attractive stocks in most every industry and country. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.

     Second, we try to attract and serve the prudent, long-term investor and discourage speculators. Please recall "Designing a Lifetime Investment Plan" and "The Power of Long-Term Investment Plans" in the front of the Funds' prospectus. Our Funds are applicable to these sorts of plans. Long-term shareholders also produce fewer fund redemptions and therefore lower portfolio turnover in the Funds. They also allow us to hold less liquidity-related cash, which also improves long-term performance.

     Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting clients to attain their investment goals. We know that our clients' accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

     Finally, we send out special letters during periods of market stress. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to these letters has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.


     "The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability. . .

     Shareholders that can "stay the course" and maintain a well thought out, long-term strategy, have traditionally done well in equities."

 -------------------------------------------------------------------------------
            THOMAS WHITE AMERICAN ENTERPRISE FUND
                       TOP TEN HOLDINGS
                     ON OCTOBER 31, 2000
                  BASED ON TOTAL NET ASSETS
--------------------------------------------------------------------------------

 Company                                         % of Total
 Industry                                         Net Assets
 -------------------------------------------------------------
 American International Group                        3.3%
 Insurance
 -------------------------------------------------------------
 Berkshire Hathaway Cl B                             3.2%
 Insurance
 -------------------------------------------------------------
 Citigroup Inc.                                      3.1%
 Banking
 -------------------------------------------------------------
 General Electric                                    2.9%
 Industrial
 -------------------------------------------------------------
 Royal Dutch Petroleum                               2.4%
 Energy
 -------------------------------------------------------------
 AT&T Corp Liberty Media Grp Cl A                    2.3%
 Services
 -------------------------------------------------------------
 Viacom Inc Class B                                  2.1%
 Services
 -------------------------------------------------------------
 Verizon Communications                              2.1%
 Communications
 -------------------------------------------------------------
 Merck & Company                                     1.9%
 Health Care
 -------------------------------------------------------------
 Wal Mart Stores                                     1.9%
 Consumer Retail
 -------------------------------------------------------------------------------


Thomas White American Enterprise Fund
(Ticker: TWAGX)

      The American Enterprise Fund employs a valuation-oriented investment style that has been used by the portfolio manager over his thirty-five years as an investment professional. The Fund has returned an annualized 8.3% since its inception on November 1, 1998. This compares to the Russell 1000 value style index (10.9%) and the broad market S & P 500 (15.5%).

      Our strategy this year focused on protecting our portfolio against the unpleasant aftermath of the peaking of a speculative marketplace. We believed that the eventual disruption brought about by falling speculative stocks would cause investors to become quite cautious. We felt they would turn to large, well-run companies with strong market share positions. This strategy is still appropriate in today's market environment. Accordingly, the Fund's portfolio is composed of many the largest, highest quality companies in their respective asset class universes.

      Our analysts support this large company strategy for a more fundamental set of reasons. They feel that, in most industries, large corporations have an increasing number of advantages over their smaller competition. They observe that larger companies are better able: 1) to exploit the new global marketplace,
2) to handle the growing order size resulting from competitive bidding and 3) to afford the huge capital expenditures in technology so necessary to maintain a low-cost structure.

      Moreover, larger firms tend to have easier access to funds and a lower cost of capital. When markets decline, the IPO and high yield bond financing sources dry up, and smaller companies suffer versus the industry leaders.

      How has our quality-oriented investment strategy performed so far this year? Through October, the strategy has resulted in disappointing returns.

--------------------------------------------------------------------------------

           THOMAS WHITE AMERICAN ENTERPRISE FUND
                              INDUSTRY DISTRIBUTION
                               ON OCTOBER 31, 2000
               BASED ON LONG-TERM SECURITIES
------------------------------------------------------------
Aerospace                                       2.1%
------------------------------------------------------------
Banking                                         8.8%
------------------------------------------------------------
Building                                        0.5%
------------------------------------------------------------
Capital Goods                                   0.4%
------------------------------------------------------------
Chemicals                                       1.8%
------------------------------------------------------------
Communications                                  7.0%
------------------------------------------------------------
Consumer Durables                               1.8%
------------------------------------------------------------
Consumer Retail                                 2.9%
------------------------------------------------------------
Consumer Staples                                7.0%
------------------------------------------------------------
Energy                                          10.1%
------------------------------------------------------------
Financial Diversified                           7.5%
------------------------------------------------------------
Health Care                                     8.5%
------------------------------------------------------------
Industrial                                      8.4%
------------------------------------------------------------
Insurance                                       7.2%
------------------------------------------------------------
Metals                                          0.7%
------------------------------------------------------------
Paper & Forest Products                         0.7%
------------------------------------------------------------
Services                                        8.4%
------------------------------------------------------------
Technology                                      10.8%
------------------------------------------------------------
Transportation                                  0.7%
------------------------------------------------------------
Utilities                                       4.7%
------------------------------------------------------------
Total                                          100.0%
--------------------------------------------------------------------------------

     Over the last twelve months, the Fund returned -2.9%, the Russell Value 5.5%, and the S & P 500 Composite 6.1%.

     The lack of investor appreciation for larger, quality stocks is evident in a number of market statistics, each partially explaining our under-performance. The first area relates to company size. Since the market's high, small and mid-cap stocks have outperformed large stocks. Given our strategy, the Fund contains stocks having much larger than average market capitalizations.

      The companies in the Fund's portfolio were selected for their ability to do better than others in difficult conditions, but until recently the economy had not slowed down. Now things are changing. Interest rates and energy prices are having a distinct impact on corporate earnings. Capital market liquidity is drying up for smaller companies and those with lower credit ratings. These trends should improve the Fund's relative performance.

     We, as always, are employing broad industry and country diversification to achieve our objective of portfolio stability. The Fund owns attractive companies in every major region and sector of the economy.

     In short, we are maintaining a diversified portfolio of attractively priced, solid industry leaders with superior credit ratings. We have every confidence that these equities will enjoy strong relative perform in the future conditions we envision.

PERFORMANCE AT A GLANCE

--------------------------------------------------------------------------------

Relative Performance            American    Russell 1000    S&P 500
October 31, 2000               Enterprise       Value
--------------------------------------------------------------------------------
Year-to-Date 2000                -5.0%          5.8%         -1.8%

One Year Total Return            -2.9%          5.5%         6.1%

Annualized Total Return           8.3%          10.9%        15.5%
Since Inception (11/1/98)
--------------------------------------------------------------------------------
The S&P 500 is a market-weighted index of the largest 500 companies. Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends.
--------------------------------------------------------------------------------


                          The American Enterprise Fund
                                       vs
                        the Russell 1000 Value Index and
                                   the S&P 500
                      November 1, 1998 to October 31, 2000



                               [GRAPHIC OMITTED]


Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------
                             THOMAS WHITE AMERICAN
                               OPPORTUNITIES FUND
                                TOP TEN HOLDINGS
                              ON OCOTBER 31, 2000
                           BASED ON TOTAL NET ASSETS

Company                         % of Total
Industry                        Net Assets

EMC Corporation                 1.9%
Technology
-------------------------------------------
Sun Microsystems               1.7%
Technology
-------------------------------------------
Corning Incorporated            1.7%
Technology
-------------------------------------------
Oracle Corporation              1.5%
Technology
-------------------------------------------
Phillips Petroleum Co.          1.4%
Energy
-------------------------------------------
Conoco CI A                     1.3%
Energy
-------------------------------------------
Mitchell Energy/Dev b           1.3%
Energy
-------------------------------------------
Coastal Corp                    1.3%
Energy
-------------------------------------------
Fannie Mae                      1.2%
Financial Diversified
-------------------------------------------
Dura Pharmaceuticals            1.1%
Health Care
------------------------------------------------------------


Thomas White American Opportunities Fund
(Ticker: TWAOX)

      The American Opportunities Fund began on March 4, 1999. It has the same valuation-driven investment style as our large-cap American Enterprise Fund, but owns a much wider range of stocks. Most of these positions are mid-cap and small-cap companies. Given that our research professionals regularly value 1700 American companies, this Fund allows us to take full advantage of every investment opportunity we discover, not just the large caps. The Fund currently has 206 stocks in all twenty of the American industry groups.

      In the roughly twenty months since its start, the Opportunities Fund has returned an annualized 8.8%. The Russell value style mid-cap index returned 9.3%. The Russell mid-cap index returned 20.2%. The Fund's returns reflected its value style being strongly out-of-favor during 1999.

      Our firm wide strategy this year focused on protecting our portfolios against the difficult market environment we believed would occur after the technology stocks peaked in price. We felt that the eventual disruption brought about by the resulting falling market would cause investors to become cautious. We populated the portfolio with well-run companies who were at the high end of the mid-cap market capitalization range. Unfortunately this strategy kept us out of the strong rally in lower-priced stocks, specifically those we feared investors would shy away from. We have since moderated the portfolio accordingly to include more of the higher quality smaller firms we feel are still undervalued.

      The performance of the Opportunities Fund will probably be more volatile than that of its sibling, the Enterprise Fund. This is because smaller-cap stocks tend to rise and fall more than larger companies. The good news is that smaller-cap stocks tend to outperform larger companies over time. We will attempt to moderate this volatility in the following four ways:

--------------------------------------------------------------------

                   THOMAS WHITE AMERICAN
                    OPPORTUNITIES FUND
                   INDUSTRY DISTRIBUTION
                    ON OCTOBER 31, 2000
               BASED ON LONG-TERM SECURITIES
------------------------------------------------------------
Aerospace                                       1.2%
------------------------------------------------------------
Banking                                         6.4%
------------------------------------------------------------
Building                                        0.6%
------------------------------------------------------------
Capital Goods                                   2.1%
------------------------------------------------------------
Chemicals                                       1.5%
------------------------------------------------------------
Communications                                  4.4%
------------------------------------------------------------
Consumer Durables                               1.8%
------------------------------------------------------------
Consumer Retail                                 3.4%
------------------------------------------------------------
Consumer Staples                                6.3%
------------------------------------------------------------
Energy                                          10.2%
------------------------------------------------------------
Financial Diversified                           6.6%
------------------------------------------------------------
Health Care                                     10.8%
------------------------------------------------------------
Industrial                                      8.8%
------------------------------------------------------------
Insurance                                       4.3%
------------------------------------------------------------
Metals                                          0.4%
------------------------------------------------------------
Paper & Forest Products                         0.5%
------------------------------------------------------------
Services                                        12.5%
------------------------------------------------------------
Technology                                      11.8%
------------------------------------------------------------
Transportation                                  1.6%
------------------------------------------------------------
Utilities                                       4.8%
------------------------------------------------------------
Total                                          100.0%
--------------------------------------------------------------------

      First, we will use broad company diversification. This will reduce the higher risk inherent in smaller, more fragile companies with less substance.

      Second,  we own  stocks in all  three  capitalization  classes.  This will
stabilize  the  Fund's   performance  when  small-caps  are  out  of  favor  and
underperform.

      Third, we will use broad industry diversification. This moderates the portfolio's exposure to business cycle extremes.

      Fourth, we will use a valuation-oriented stock selection approach that traditionally produces lower portfolio volatility.

      As of October 31st, the Fund's wide diversification was reflected by the fact that its top ten holdings represented just 14.4% of total assets. This compares to the Morningstar average of all mid-cap funds of 34.5%.1

PERFORMANCE AT A GLANCE

      --------------------------------------------------------------------------

      Relative Performance             American       Russell        Russell
      October 31, 2000               Opportunities     Midcap        Midcap
                                         Fund          Value          Index
      --------------------------------------------------------------------------
      Year-to-Date                       3.3%          11.0%          10.5%
      --------------------------------------------------------------------------
      One Year Total Return              7.2%          11.9%          23.7%
      --------------------------------------------------------------------------
      Annualized Total Return            8.8%           9.3%          20.2%
      Since Inception (3/4/99)
      --------------------------------------------------------------------------
      Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This represents approximately 11% of the total market capitalization of the Russell 3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends.
      --------------------------------------------------------------------------


                         The American Opportunities Fund
                                       vs
                       the Russell Midcap Value Index and
                                the Midcap Index
                        March 4, 1999 to October 31, 2000


                               [GRAPHIC OMITTED]

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------

                         THOMAS WHITE INTERNATIONAL FUND
                                TOP TEN HOLDINGS
                               ON OCTOBER 31, 2000
                            BASED ON TOTAL NET ASSETS


Company                                   % of Total
Industry, Country                          Net Assets
---------------------------------------------------------
Royal Dutch Petroleum                          2.5%
Energy, Netherlands
---------------------------------------------------------
BP Amoco                                       2.5%
Energy, United Kingdom
---------------------------------------------------------
Total Fina                                     1.8%
Energy, France
---------------------------------------------------------
ING Group                                      1.8%
Insurance, Netherlands
---------------------------------------------------------
Nokia                                          1.7%
Communications, Finland
---------------------------------------------------------
Vodaphone Group                                1.6%
Communications, United Kingdom
---------------------------------------------------------
Nordic Baltic Holdings                         1.5%
Banking, Sweden
---------------------------------------------------------
Telefonica de Mexico                           1.4%
Communications, Mexico
---------------------------------------------------------
Astrazeneca                                    1.4%
Health Care, United Kingdom
---------------------------------------------------------
StMicroelectronic                              1.3%
Technology, France
--------------------------------------------------------------------


Thomas White International Fund
(Ticker: TWWDX)

      The Thomas White International Fund returned -1.3% over the last twelve months, mildly out-performing our MSCI All-Country less US benchmark (-2.0%). The international equity markets had lower returns than the MSCI US index (+3.9%) over the same period. This was primarily due to weak foreign currencies.

      The world's developed market countries less the US (net) returned -1.4% over the last twelve months. Within regions, Europe returned +0.9%, Canada +34.9%, and the Pacific -10.5%. More specifically, Continental Europe returned -3.4%, the UK +6.4%, Japan -7.5% and the Pacific less Japan -5.7%.

      The world's emerging market countries free index returned -8.8% over the last twelve months. Within regions, Europe and the Middle East returned +10.3%, South Africa -20.4%, Latin America +14.2% and Asia -26.5%.

      Our portfolio  strategy focuses on larger,  well-managed firms with global presence. Many of these companies are at an earlier stage of management restructuring than their peers in the United States. International restructuring is proceeding at a pace only restrained by the dictates of political realities. Every year there is a growing movement of the global workforce from government-owned monopolies to shareholder-owned enterprises. The result is the same persistent increase in productivity that drove US markets ever higher in the 1990's. Our goal is to hold companies that will benefit from the strong earnings growth being generated from better management and more productive employees. The higher return potential of international equities comes from their opportunity to raise margins and business returns up to US standards.

                         THE THIRTY YEAR PERFORMANCE OF
                       THE INTERNATIONAL EQUITY MARKET AND
                          ITS MAJOR REGIONAL COMPONENTS

--------------------------------------------------------------------------------------------------------

                                  THESE INDEX RETURNS ARE IN U.S. DOLLARS. FIVE-YEAR REGIONAL
MSCI INDICES Gross               PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
--------------------------------------------------------------------------------------------------------
PERIOD: Jan. 1, 1970                                                           PACIFIC       EMERGING
 to Oct. 31, 2000          INT'L        CANADA       EUROPE       JAPAN       EX JAPAN       MARKETS
--------------------------------------------------------------------------------------------------------
FIVE-YEAR
PERIOD RETURNS
--------------------------------------------------------------------------------------------------------
1970-1974                    3.3%       4.6% (#2)   -0.9% (#3)   16.0% (#1)   -6.2% (#4)      N/A
--------------------------------------------------------------------------------------------------------
1975-1979                   19.0%      17.9% (#4)   18.9% (#2)   18.8% (#3)   27.5% (#1)      N/A
--------------------------------------------------------------------------------------------------------
1980-1984                    9.5%       6.7% (#2)    6.1% (#3)   17.0% (#1)    4.1% (#4)      N/A
--------------------------------------------------------------------------------------------------------
1985-1989                   35.6%      16.9% (#5)   32.3% (#3)   41.4% (#2)   22.4% (#4)    65.8% (#1)
--------------------------------------------------------------------------------------------------------
1990-1994                    2.4%       0.1% (#4)    7.0% (#3)   -3.4% (#5)   15.3% (#1)     9.5% (#2)
--------------------------------------------------------------------------------------------------------
1995-1999                   12.1%      20.5% (#2)   22.5% (#1)    2.1% (#4)    5.0% (#3)     1.5% (#5)
--------------------------------------------------------------------------------------------------------
2000 (to Oct. 31)          -14.0%      13.5% (#1)  -10.6% (#2)  -20.1% (#4)  -19.1% (#3)   -23.9% (#5)
--------------------------------------------------------------------------------------------------------

1970-2000                   12.8%      10.5%        13.4%        14.0%        10.4%           N/A
--------------------------------------------------------------------------------------------------------
1988-2000                    8.7%      10.9%        14.7%         2.0%        11.3%         12.8%
--------------------------------------------------------------------------------------------------------

      The table above presents the performance of the Note that the international market and its international stock markets from January 1, 1970 to territories all have quite similar long-term October 31, 2000. Returns are shown in a series of records. But observe that the international index five-year periods. The international returns are has a more stable return pattern than any of its followed by those of the world's regions.

      Regional performances are highlighted using markets tend to offset one another. ranks from #1 (best) to #5 (worst) to indicate the The Fund's design reflects your manager's belief winners and losers in each five-year period. History that shareholders will benefit from smoother shows regional returns are random in their timing, international performance.

    Note that the international market and its territories all have quite similar long-term records. But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

      The Fund's design reflects your manager's belief that shareholders will benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

         The MSCI developed country gross dividends return series is used for Europe, Canada, Japan and the Pacific less Japan. The MSCI emerging markets gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less US index until the MSCI All-Country less US index starts on January 1, 1988. World less US and All-Country World less US returns are linked across the 1970-2000 period.

---------------------------------------------------------

            THOMAS WHITE INTERNATIONAL FUND
                GEOGRAPHIC DISTRIBUTION
                  ON OCTOBER 31, 2000
             BASED ON LONG-TERM SECURITIES
---------------------------------------------------------
CONTINENTAL EUROPE                             43.6%
---------------------------------------------------------
UNITED KINGDOM                                 16.0%
---------------------------------------------------------
AFRICA & MIDDLE EAST                           0.9%
---------------------------------------------------------
CANADA                                         4.8%
---------------------------------------------------------
LATIN AMERICA                                  3.2%
---------------------------------------------------------
JAPAN                                          19.4%
---------------------------------------------------------
FAR EAST                                       4.9%
---------------------------------------------------------
AUSTRALIA & NEW ZEALAND                        3.0%
---------------------------------------------------------
DEVELOPED MARKETS                              95.8%
---------------------------------------------------------
EMERGING MARKETS                               4.2%
---------------------------------------------------------
Total                                         100.0%
---------------------------------------------------------

      Paralleling the US market pattern, the international telecommunication, media and technology sectors (called the TMT sector in Europe) have been falling from excessive valuations since March. Our emphasis on larger companies started to produce superior performance earlier in the year than has been the case in our US portfolios. While international stocks trailed US equities in 2000, we feel they will probably out-perform next year. We base this on our projection that Europe will have a stronger economy than the US in 2001 and that most major currencies should rise versus the US dollar.

      The International Fund has had strong long-term performance since its inception on June 28, 1994. Our 11.1% annualized return compares favorably to the MSCI All-Country less US index (6.9%).

     We are proud that the Fund has maintained a **** Morningstar performance rank 2 throughout the entire period of its rating eligibility. This indicates that the Fund has stayed in the top third of international funds in terms of its trailing five-year risk-adjusted performance. Morningstar also rates international funds by their investment risk. The Fund's Morningstar Risk 3 of
0.59 places the Fund in the top 10% of all international funds. This indicates the Fund has had lower volatility and superior downside performance than comparable funds over the last five years.

     We recommend that you have a significant investment in our International Fund. Why? We believe that the corporate restructuring miracle that drove the advance of the U.S. stock market in 1990's will be repeated in Europe and Japan over the coming decade.

PERFORMANCE AT A GLANCE

                             The International Fund
                                       vs
                                  MSCI Indices

                       June 28, 1994 to October 31, 2000


                               [GRAPHIC OMITTED]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was94.6% for the Fund, 53.0% for the MSCI All Country World ex US and 121.3% for the MSCI All Country Index. The one-year return for the Fund was -1.3%. The Fund's average annual total return since inception was 11.1%. The MSCI Indices are gross dividends.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.



                    The International Fund vs its Benchmarks
--------------------------------------------------------------------------------------------------------


                                        Thomas White                MSCI                    MSCI
Relative Performance                   International            All Country              All Country
October 31, 2000                            Fund                   World                    World
                                                                   ex US
--------------------------------------------------------------------------------------------------------
One Year                                   -1.3%                   -2.0%                    0.8%
--------------------------------------------------------------------------------------------------------
Three Years                                 8.4%                    8.9%                    12.9%
--------------------------------------------------------------------------------------------------------
Five Years                                 11.3%                    8.3%                    14.1%
--------------------------------------------------------------------------------------------------------
Average Annual Return                      11.1%                    6.9%                    13.3%
Since Inception (June 28, 1994)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return                    94.6%                   53.0%                   121.3%
Since Inception (June 28, 1994)
--------------------------------------------------------------------------------------------------------
MSCI All Country World is a compilation  of the market  indices for 47 developed and emerging market  countries.  The MSCI All Country World ex US represents the same  countries as the All Country Index except it does not include the U.S. All indices are  unmanaged and returns  assume the  reinvestment  of dividends.  The
International  Fund also assumes the reinvestment of dividends and capital gains distributions.  The Morningstar World Stock Funds and Morningstar  Foreign Stock
Funds were removed  because they were not  representative  of the  International
Fund's investment style. The one-year performance of the Morningstar World Stock
Fund average was 11.65%.  The one-year  performance of the  Morningstar  Foreign
Stock Fund average was 4.20%.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       The Thomas White International Fund is designed to benefit from the positive changes occurring in the world.


These forty-six countries are home to over 1,700 companies that meet the Fund's quality standards. Each shareholder, is a partial owner of 170 of the most undervalued of these firms.

International Fund Shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

--------------------------------------------------------------------------------

DEVELOPED MARKETS        PACIFIC                  LATIN AMERICA
EUROPE                     Australia                Argentina
  Austria                  Hong Kong                Brazil
  Belgium                  Japan                    Chile
  Denmark                  New Zealand              Colombia
  Finland                  Singapore                Mexico
  France                                            Peru
  Germany                EMERGING MARKETS           Venezuela
  Ireland                GREATER EUROPE
  Italy                    Czech Republic         INDIAN SUBCONTINENT
  Netherlands              Greece                   India
  Norway                   Hungary                  Pakistan
  Spain                    Poland                   Sri Lanka
  Sweden                   Portugal
  Switzerland              Russia                 FAR EAST
  United Kingdom           Turkey                   China
                                                    Indonesia
NORTH AMERICA            MIDDLE EAST                Korea
  Canada                   Israel                   Malaysia
                                                    Philippines
                         AFRICA                     Taiwan
                           South Africa             Thailand

--------------------------------------------------------------------------------

The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White
International, the Fund's manager. The Institute's professionals perform on-going valuation-based security analysis of companies in forty-six countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

DISTRIBUTIONS

The Funds typically pay dividends annually. On September 12, 2000, the Board of Trustees authorized the following income dividends and capital gains distributions with an ex-date of October 30, 2000, payable on October 30, 2000, for shareholders of record October 27, 2000.

--------------------------------------------------------------

                        DISTRIBUTIONS

                                        American     American
                        International  Enterprise  Opportunities
                           Fund          Fund         Fund

Ordinary Income         $  0.0068   $   0.0382   $   0.0231

Short-Term Capital Gain    $----    $    -----   $   0.2350

Long-Term Capital Gain  $  0.5504   $   _-----_  $   0.2637
                        -  ------   -  --------  -   ------

Total Per Share         $  0.5572   $   0.0382   $   0.5218
                        =  ======   =   ======   =   ======
--------------------------------------------------------------


1 Data is the most recently available from Morningstar Principia (11/30/00). The average was of the 1602 funds that Morningstar categorized as mid-cap.

2 Past performance is not a prediction or guarantee of future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Data is the most recently available from Morningstar Principia (11/30/00). Morningstar proprietary rankings reflect historical risk-adjusted performance. The rankings are subject to change every month. Morningstar rankings are calculated from the funds' three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received 4 stars for the three-year period. 10% of the funds in a category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star. The fund was rated among 1210 and 744international equity funds for the 3 and 5 year periods, respectively.

3 Morningstar Risk: Listed for three, five, and ten years, a statistic that evaluates the fund's downside volatility relative to that of others in its broad asset class. To calculate the Morningstar Risk score, they plot the fund's monthly returns in relation to T-bill returns. They add up the amounts by which the fund fell short of the Treasury Bill's return and divide the result by the total number of months in the rating period. This number is then compared with those of other funds in the same broad asset class. The resulting risk score expresses how risky the fund is, relative to the average fund in its asset class. The average risk score for the fund's asset class is set equal to 1.00; thus a Morningstar risk score of 1.35 for a taxable-bond fund reveals that the fund has been 35% riskier than the average taxable-bond fund for the period considered. The four broad asset classes are domestic stock, international stock, taxable bond, and municipal bond. Data is the most recently available from Morningstar Principia (11/30/00). The International Fund's Morningstar Risk ranked 75 out of 744 international equity funds with a minimum of a five-year record. This past rank is not predictive of future results which may vary due to, among other things, the Fund's recent change of focus to emphasize primarily non-U.S. issuers.


THOMAS WHITE AMERICAN ENTERPRISE FUND
Investment Portfolio                               October 31, 2000
-----------------------------------------------------------------------------------------------------------------------

Industry
Issue                                                                                               Shares        Value
------------------------------------------------------------------------------------------------------------------------
Common Stocks (99.5%)
-------------------------------------------------

Aerospace (2.1%)
Boeing Company                                                                                       1,900     $128,839
General Dynamics Corporation                                                                         1,700      121,652
Northrop Grumman Corporation                                                                         1,100       92,400
                                                                                                           -------------
                                                                                                                342,891

Banking (8.7%)
Chase Manhattan Corporation #                                                                        7,050      320,775
Citigroup Inc. #                                                                                     9,733      512,248
Firstar Corporation                                                                                  9,500      187,055
PNC Financial Services Group, Inc. #                                                                 2,400      160,512
Wells Fargo & Company #                                                                              5,700      263,967
                                                                                                           -------------
                                                                                                              1,444,557
Building (0.5%)
Vulcan Materials Co.                                                                                 2,200       92,400

Capital Goods (0.4%)
Caterpillar Inc.                                                                                     1,900       66,614

Chemicals (1.8%)
Dow Chemical Co. #                                                                                   1,100       33,693
PPG Industries, Inc. #                                                                               2,100       93,723
Sherwin-Williams Company                                                                             2,000       43,380
Union Carbide Corporation                                                                            3,100      133,300
                                                                                                           -------------
                                                                                                                304,096
Communications (7.0%)
AT&T                                                                                                 5,400      125,226
CenturyTel, Inc.                                                                                     2,200       84,700
SBC Communications Inc.                                                                              5,500      317,295
Sprint Corporation                                                                                   3,000       76,500
Sprint PCS Group #                                                                                   2,000       76,260
WorldCom, Inc.                                                                                       6,000      142,500
Verizon Communications                                                                               6,000      346,860
                                                                                                           -------------
                                                                                                              1,169,341

Consumer Durables (1.8%)
BFGoodrich Company                                                                                   1,700       69,598
Carlisle Companies Incorporated                                                                      1,400       58,282
Ford Motor Co.                                                                                       4,370      114,188
General Motors Corporation                                                                           1,000       62,130
                                                                                                           -------------
                                                                                                                304,198
Consumer Retail (2.9%)
BJ's Wholesale Club, Inc.                                                                            1,400       46,116
Black & Decker Corporation                                                                           1,800       67,734
Lowe's Companies, Inc.                                                                               1,000       45,690
Wal-Mart Stores, Inc. #                                                                              7,100      322,198
                                                                                                           -------------
                                                                                                                481,738
---------------------------------
See Notes to Financial Statements

Consumer Staples (7.0%)
ConAgra, Inc.                                                                                        6,100      130,418
CVS Corporation                                                                                      4,300      227,642
H.J. Heinz Co.                                                                                       4,500      188,730
Kimberly-Clark Corporation                                                                           3,400      224,400
Kroger Co.                                                                                           7,300      164,688
McCormick & Company, Incorporated                                                                    2,000       63,380
Sara Lee Corporation                                                                                 7,600      163,856
                                                                                                           -------------
                                                                                                              1,163,114

Energy (10.0%)
Anadarko Petroleum Corporation #                                                                     4,200      269,063
Conoco Inc. Class A                                                                                  6,100      157,441
Exxon Corporation                                                                                      600       53,514
Phillips Petroleum Co. #                                                                             4,800      296,400
Royal Dutch Petroleum Co.                                                                            6,700      397,846
Schlumberger Limited                                                                                 2,300      175,099
Texaco Inc. #                                                                                        2,700      159,462
USX-Marathon                                                                                         5,800      157,702
                                                                                                           -------------
                                                                                                              1,666,527
Financial Diversified (7.5%)
American Express Co.                                                                                 2,800      168,000
Fannie Mae                                                                                           3,900      300,300
Freddie Mac                                                                                          2,900      174,000
Lehman Brothers Holdings Inc.                                                                        1,200       77,400
MBNA Corporation                                                                                     6,500      244,140
Morgan Stanley Dean Witter & Co.                                                                     3,600      289,116
                                                                                                           -------------
                                                                                                              1,252,956

Health Care (8.5%)
Abbott Laboratories                                                                                  1,900      100,339
Baxter International Inc.                                                                            1,400      115,066
Biogen, Inc.*                                                                                        1,300       78,247
Eli Lilly and Co.                                                                                    2,100      187,698
HCA - The Healthcare Company #                                                                       2,300       91,862
Johnson & Johnson #                                                                                  1,800      165,834
Merck & Co., Inc.                                                                                    3,600      323,784
Pfizer Inc                                                                                           5,800      250,502
Schering-Plough Corporation                                                                          1,900       98,211
                                                                                                           -------------
                                                                                                              1,411,543
Industrial (8.4%)
Cooper Industries, Inc.                                                                              1,000       38,250
Eastman Kodak Co.                                                                                    1,400       62,832
Emerson Electric Co.                                                                                 2,700      198,288
General Electric Co.                                                                                 8,700      476,847
Honeywell International Inc.                                                                         1,600       86,096
Illinois Tool Works Inc.                                                                             2,800      155,568
Johnson Controls, Inc.                                                                                 900       53,667
Minnesota Mining and Manufacturing Company                                                             500       48,315
Rockwell International Corporation                                                                   2,700      106,137
TRW Inc.                                                                                             1,100       46,200
Tyco International Ltd.                                                                              2,300      130,387
                                                                                                           -------------
                                                                                                              1,402,587
---------------------------------
See Notes to Financial Statements

Insurance (7.2%)
American International Group, Inc.                                                                   5,550      543,900
Berkshire Hathaway Class B*                                                                            250      525,750
CIGNA Corporation                                                                                    1,000      121,950
                                                                                                           -------------
                                                                                                              1,191,600
Metals (0.7%)
Alcoa Inc.                                                                                           3,900      111,891

Paper & Forest Products (0.7%)
Georgia-Pacific Group                                                                                1,200       32,256
Weyerhaeuser Co.                                                                                     1,700       79,798
                                                                                                           -------------
                                                                                                                112,054

Services (8.3%)
AT&T Corp-Liberty Media CL A                                                                        20,900      376,200
Darden Restaurants, Inc.                                                                             8,000      180,000
Gannett Co., Inc.                                                                                    2,300      133,400
Genuine Parts Company                                                                                3,200       68,192
Knight Ridder                                                                                        1,500       75,375
New York Times Co.                                                                                   2,200       80,850
Pitney Bowes                                                                                         1,300       38,597
Royal Caribbean Cruises Ltd.                                                                         2,400       54,000
SABRE Group Holdings, Inc.*                                                                            600       20,064
Viacom Inc. Class B*, #                                                                              6,200      352,656
                                                                                                           -------------
                                                                                                              1,379,334

Technology (10.7%)
Apple Computer, Inc.*, #                                                                             2,700       52,812
Avaya Inc.                                                                                             441        5,926
Corning Incorporated #                                                                               1,800      137,700
EMC Corporation*                                                                                     1,550      138,043
International Business Machines Corporation #                                                        1,800      177,300
Intel Corporation                                                                                    5,400      243,000
Microsoft Corporation*                                                                               2,900      199,752
Motorola, Inc.                                                                                       5,700      142,158
Nokia Corporation ADR (Finland)                                                                      3,700      158,175
Nortel Networks Corporation #                                                                        1,750       79,625
Oracle Corporation*                                                                                  5,200      171,600
Sun Microsys tems, Inc.*                                                                             1,600      177,407
Texas Instruments Inc. #                                                                             2,000       98,120
                                                                                                           -------------
---------------------------------                                                                             1,781,618
See Notes to Financial Statements

Transportation (0.7%)
Union Pacific Corporation                                                                            2,600      121,888

Utilities (4.6%)
DTE Energy Company #                                                                                 3,800      137,294
FirstEnergy Corp.                                                                                    5,900      152,692
FPL Group, Inc.                                                                                      2,700      178,200
GPU, Inc.                                                                                            2,000       66,120
Nicor Inc.                                                                                           3,200      112,992
TXU Corp.                                                                                            3,300      122,298
                                                                                                           -------------
                                                                                                                769,596

                                                                                                           -------------
                                                 Total Common Stocks                (Cost $16,785,572)       16,570,543

------------------------------------------------------------------------------------------------------------------------

Short-Term Obligations (23.2%)
                                                                                                 Principal
                                                                                                    Amount
American Family Financial Services Demand Note  6.47%, due 12/1/00                                 $12,917       12,917
Wisconsin Corporate Central Credit Union Variable Demand Note
6.54%, due 2/12/01                                                                                  82,054       82,054
Held as Collateral for Loaned Securities                                                         3,774,549    3,774,549
                                                                                                           -------------
                                                 Total Short-Term Obligations       (Cost $3,869,520)         3,869,520

------------------------------------------------------------------------------------------------------------------------
Total Investments:                               122.7%                             (Cost $20,655,092)       20,440,063
Other Assets, Less Liabilities:                  (22.7)%                                                     (3,786,661)
                                                                                                           -------------
Total Net Assets:                                100.0%                                                     $16,653,402
                                                                                                           =============


*  Non-Income Producing Securities
#  All or a portion of securities on loan at October 31, 2000 - See Note 1 (g) to financial statements.
+  Formerly the Thomas White American Growth Fund, see Note 6.
ADR - American Depository Receipt.

---------------------------------
See Notes to Financial Statements

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio                               October 31, 2000

Industry
Issue                                                                                               Shares         Value
-------------------------------------------------------------------------------------------------------------------------
Common Stocks (98.8%)
--------------------------------------------------

Aerospace (1.2%)
General Dynamics Corporation                                                                           700       $50,092
Northrop Grumman Corporation                                                                           900        75,600
                                                                                                           --------------
                                                                                                                 125,692

Banking (6.3%)
Chase Manhattan Corporation #                                                                        1,650        75,075
Citigroup Inc.                                                                                       2,133       112,260
Comerica Incorporated                                                                                  900        54,279
Cullen/Frost Bankers, Inc.                                                                           1,600        53,296
Firstar Corporation                                                                                  2,800        55,132
FleetBoston Financial Corporation                                                                    1,100        41,800
M&T Bank Corporation                                                                                 1,500        75,300
Mellon Bank Corporation                                                                              1,000        48,250
PNC Financial Services Group, Inc.                                                                     900        60,192
Wells Fargo & Company #                                                                              1,700        78,727
                                                                                                           --------------
                                                                                                                 654,311

Building (0.6%)
Centex Construction Products, Inc.                                                                   1,300        33,719
USG Corporation                                                                                        400         6,824
Vulcan Materials Company                                                                               600        25,200
                                                                                                           --------------
                                                                                                                  65,743

Capital Goods (2.1%)
Briggs & Stratton Corporation                                                                          600        21,414
Caterpillar Inc.                                                                                       800        28,048
Graco Inc.                                                                                           1,500        53,910
Lincoln Electric Holdings, Inc.                                                                      1,500        25,785
Manitowoc Company, Inc.                                                                              1,200        32,628
Navistar International Corporation*                                                                    500        16,530
Tennant Co.                                                                                            900        39,150
                                                                                                           --------------
                                                                                                                 217,465

Chemicals (1.5%)
Cytec Industries Inc.*                                                                               1,000        34,630
Dow Chemical Co. #                                                                                     900        27,567
PPG Industries, Inc.                                                                                   800        35,704
Sherwin-Williams Company                                                                             1,400        30,366
Union Carbide Corporation                                                                              500        21,500
                                                                                                           --------------
                                                                                                                 149,767

Communications (4.3%)
Broadwing Inc.                                                                                       2,200        62,150
CenturyTel, Inc.                                                                                     1,300        50,050
Global Crossing Ltd.                                                                                 2,100        49,623
Loral Space & Communications Ltd.                                                                    2,900        16,501
Sprint Corporation                                                                                   1,400        35,700
Sprint PCS Group #                                                                                   1,300        49,569
Telephone and Data Systems, Inc.                                                                       500        52,750
Verizon Communications                                                                               1,342        77,581
WorldCom, Inc.                                                                                       2,250        53,438
                                                                                                           --------------
                                                                                                                 447,362
---------------------------------
See Notes to Financial Statements

Consumer Durables (1.8%)
ArvinMeritor, Inc.                                                                                   1,650        27,638
Dana Corporation                                                                                       500        11,095
Ford Motor Co.                                                                                         699        18,265
General Motors Corporation                                                                             400        24,852
Goodyear Tire & Rubber Co.                                                                             400         7,400
Herman Miller, Inc.                                                                                  1,000        26,125
Maytag Corporation                                                                                     900        25,767
Mohawk Industries, Inc.                                                                              1,200        26,172
Whirlpool Corporation                                                                                  400        17,400
                                                                                                           --------------
                                                                                                                 184,714
Consumer Retail (3.4%)
AnnTaylor Stores Corporation                                                                           900        27,000
BJ's Wholesale Club, Inc.                                                                            1,500        49,410
Fossil, Inc.                                                                                         1,100        14,366
Jones Apparel Group, Inc.                                                                              900        25,029
Lowe's Companies, Inc.                                                                               1,100        50,259
Ross Stores, Inc.                                                                                    2,600        34,294
Target Corporation                                                                                   2,000        55,260
Wal-Mart Stores, Inc. #                                                                              1,400        63,532
Zale Corporation*                                                                                      900        30,492
                                                                                                           --------------
                                                                                                                 349,642
Consumer Staples (6.2%)
Adolph Coors Company                                                                                   600        38,214
Alberto-Culver Co. CL A                                                                              2,700        74,925
Brown Forman Corporation                                                                               900        54,792
ConAgra, Inc.                                                                                        2,000        42,760
Constellation Brands, Inc.                                                                           1,000        48,750
CVS Corporation                                                                                      1,800        95,292
H.J. Heinz Co.                                                                                         400        16,776
Kimberly-Clark Corporation                                                                             800        52,800
Kroger Co.                                                                                           2,000        45,120
Lancaster Colony Corporation                                                                           900        21,267
McCormick & Company, Incorporated                                                                    1,200        38,028
Sara Lee Corporation                                                                                   700        15,092
Scotts Company                                                                                         700        25,025
SUPERVALU Inc.                                                                                       2,500        38,450
Tupperware Corporation                                                                               2,000        34,260
                                                                                                           --------------
                                                                                                                 641,551
---------------------------------
See Notes to Financial Statements

Energy (10.1%)
Anadarko Petroleum Corporation                                                                         300        19,219
Coastal Corporation                                                                                  1,800       135,792
Conoco Inc CL A                                                                                      5,400       139,374
Exxon Corporation                                                                                      900        80,271
Mitchell Energy/Dev'b'                                                                               3,000       138,000
Phillips Petroleum Co. #                                                                             2,400       148,200
Royal Dutch Petroleum Co.                                                                            1,800       106,884
Schlumberger Limited                                                                                 1,100        83,743
Texaco Inc. #                                                                                        1,800       106,308
Tosco Corporation                                                                                    1,500        42,945
USX-Marathon Group                                                                                   1,700        46,222
                                                                                                           --------------
                                                                                                               1,046,958

Financial Diversified (6.5%)
AMCORE Financial, Inc.                                                                                 500         9,815
American Express Company                                                                             1,500        90,000
Capital One Financial Corporation                                                                      900        56,817
Fannie Mae                                                                                           1,600       123,200
Freddie Mac                                                                                          1,000        60,000
GATX Corporation                                                                                     1,600        67,296
Goldman Sachs Group, Inc.                                                                              300        29,943
Morgan Stanley Dean Witter & Co.                                                                       800        64,248
T. Rowe Price Associates, Inc.                                                                       1,600        74,896
USA Education, Inc. #                                                                                  800        44,704
Waddell & Reed Financial, Inc.                                                                       1,800        57,384
                                                                                                           --------------
                                                                                                                 678,303
Health Care (10.7%)
Abbott Laboratories                                                                                    900        47,529
Allergan, Inc.                                                                                       1,000        84,060
Baxter International Inc.                                                                              900        73,971
Beckman Coulter, Inc.                                                                                  900        63,054
Biogen, Inc.*                                                                                          600        36,114
Bristol-Myers Squibb Co.                                                                               800        48,752
CIGNA Corporation                                                                                      500        60,975
DENTSPLY International Inc.                                                                          1,500        52,035
Dura Pharmaceuticals, Inc.                                                                           3,400       117,096
Eli Lilly and Company                                                                                  600        53,628
First Health Group Corporation                                                                         500        19,500
Guidant Corporation                                                                                    500        26,470
HCA - The Healthcare Company #                                                                       1,600        63,904
Johnson & Johnson                                                                                      600        55,278
Merck & Co., Inc.                                                                                      700        62,958
Orthodontic Centers of America, Inc.*                                                                2,300        76,774
Pfizer Inc                                                                                           1,100        47,509
Schering-Plough Corporation                                                                            900        46,521
Tenet Healthcare Corporation*                                                                        2,000        78,620
                                                                                                           --------------
                                                                                                               1,114,748
---------------------------------
See Notes to Financial Statements

Industrial (8.7%)
AptarGroup, Inc.                                                                                     1,400        28,966
Ball Corporation                                                                                       800        28,104
BFGoodrich Company                                                                                   1,200        49,128
C&D Technologies, Inc.                                                                               1,500        88,695
CLARCOR Inc.                                                                                         2,200        42,086
Cooper Industries, Inc.                                                                              1,000        38,250
Crane Co.                                                                                            1,600        41,904
Dionex Corporation*                                                                                  1,000        32,440
Eastman Kodak Co.                                                                                      700        31,416
General Electric Co.                                                                                 1,200        65,772
Honeywell International Inc.                                                                           900        48,429
Illinois Tool Works Inc. #                                                                             800        44,448
Johnson Controls, Inc.                                                                                 700        41,741
Littelfuse, Inc.*                                                                                    2,100        60,900
Myers Industries, Inc.                                                                                 220         2,915
Pentair, Inc.                                                                                        1,200        35,772
Rockwell International Corporation                                                                   1,000        39,310
Standex International Corporation                                                                    1,400        25,634
Teleflex Incorporated                                                                                  800        27,648
Timken Co.                                                                                           1,700        23,902
TRW Inc.                                                                                               900        37,800
Tyco International Ltd.                                                                                600        34,014
York International Corporation                                                                       1,300        35,346
                                                                                                           --------------
                                                                                                                 904,620

Insurance (4.2%)
Ambac Financial Group, Inc.                                                                            700        55,867
American International Group, Inc.                                                                     900        88,200
American National Insurance Co.                                                                        400        27,100
AXA Financial, Inc.                                                                                  1,700        91,902
Berkshire Hathaway Class B*                                                                             15        31,545
Lincoln National Corporation                                                                         1,000        48,380
Marsh & McLennan Com panies, Inc.                                                                      200        26,150
MGIC Investment Corporation                                                                            500        34,065
Old Republic International Corporation                                                               1,300        33,800
                                                                                                           --------------
                                                                                                                 437,009

Paper & Forest Products (0.5%)
Mead Corporation                                                                                       800        23,152
Wausau-Mosinee Paper Corporation                                                                     1,500        13,125
Weyerhaeuser Co.                                                                                       400        18,776
                                                                                                           --------------
                                                                                                                  55,053
Metals (0.4%)
Alcoa Inc.                                                                                           1,600        45,904

---------------------------------
See Notes to Financial Statements

Services (12.3%)
AT&T Corp-Liberty Media CL A                                                                         3,200        57,600
Brinker International, Inc.*                                                                         1,400        54,950
Chris-Craft Industries, Inc.                                                                           618        45,423
Cox Communications, Inc.                                                                               184         8,107
Darden Restaurants, Inc.                                                                             1,500        33,750
Diebold, Incorporated                                                                                2,400        62,400
Dun & Bradstreet Corporation                                                                         1,050        22,706
Extended Stay America, Inc.                                                                          3,600        44,316
FedEx Corporation                                                                                    1,300        60,918
Gannett Co., Inc.                                                                                      500        29,000
Grey Advertising Inc.                                                                                  100        56,000
Hollinger International Inc. #                                                                       2,200        33,968
ITT Educational Services, Inc.                                                                       1,500        23,625
Knight Ridder                                                                                        1,300        65,325
Luxottica Group S.p.A. ADR (Italy)                                                                   3,200        46,208
McDonald's Corporation                                                                               1,300        40,300
Media General Cl'a'                                                                                    600        22,800
Moody's Corporation                                                                                  2,100        55,256
Pre-Paid Legal Services, Inc.*                                                                       1,400        61,432
Royal Caribbean Cruises Ltd.                                                                         2,000        45,000
SABRE Group Holdings, Inc.*                                                                          1,700        56,848
Sigma-Aldrich Corporation                                                                            1,300        46,475
Time Warner Inc. #                                                                                     900        68,319
True North Communications Inc.                                                                       1,600        60,304
United Stationers Inc.                                                                               2,200        66,132
Valassis Communications, Inc.                                                                        1,050        29,138
Viacom Inc. Class B*, #                                                                              1,500        85,320
                                                                                                           --------------
                                                                                                               1,281,620

Technology (11.7%)
Apple Computer, Inc.*, #                                                                             2,800        54,768
Broadcom Corporation #                                                                                 100        22,238
Corning Incorporated #                                                                               2,241       171,436
EMC Corporation*                                                                                     2,200       195,932
Harris Corporation                                                                                   1,400        44,366
Intel Corporation                                                                                    1,600        72,000
JDS Uniphase Corporation                                                                               200        16,276
Motorola, Inc.                                                                                       1,800        44,892
Nokia Corporation ADR (Finland)                                                                      2,000        85,500
Nortel Networks Corporation #                                                                        2,400       109,200
Oracle Corporation*                                                                                  4,600       151,800
Siebel Systems, Inc.*                                                                                  200        20,988
Sun Microsystems, Inc.*                                                                              1,600       177,408
Symantec Corporation*                                                                                  700        27,342
Texas Instruments Incorporated #                                                                       400        19,624
                                                                                                           --------------
                                                                                                               1,213,770
---------------------------------
See Notes to Financial Statements

Transportation (1.6%)
Burlington Northern Santa Fe Corporation                                                               600        15,936
Canadian Pacific Limited                                                                             2,200        64,218
Newport News Shipbuilding Inc.                                                                         900        44,271
Union Pacific Corporation                                                                              800        37,504
                                                                                                           --------------
                                                                                                                 161,929

Utilities (4.7%)
Allegheny Energy, Inc.                                                                                 900        36,846
Citizens Utilities Company                                                                           3,000        43,500
DTE Energy Co. #                                                                                       800        28,904
DPL Inc.                                                                                             1,100        31,213
Entergy Corporation                                                                                  1,100        42,141
FirstEnergy Corp.                                                                                    1,200        31,056
Kansas City Power & Light Company                                                                    1,200        28,872
NorthWestern Corporation                                                                               900        19,917
NSTAR                                                                                                1,000        38,690
OGE Energy Corp.                                                                                     1,300        26,728
Otter Tail Power Co.                                                                                 1,200        26,628
PP&L Resources, Inc.                                                                                 1,600        65,904
TXU Corp.                                                                                              500        18,530
Vectren Corporation                                                                                  1,966        45,474
                                                                                                           --------------
                                                                                                                 484,403

Total Common Stocks                                                                    (Cost $9,478,454)      10,260,564
                                                                                                           --------------

-------------------------------------------------------------------------------------------------------------------------

Short-Term Obligations (13.7%)
                                                                                                 Principal
                                                                                                    Amount
American Family Financial Services Demand Note  6.47%, due 12/01/00                                $28,672        28,672
Sarah Lee Corporation Variable Demand Note 6.47, due 1/21/01                                        55,203        55,203
Wisconsin Corporate Central Credit Union Variable Demand Note
6.54%, due 2/12/01                                                                                  52,819        52,819
Held as Collateral for Loaned Securities                                                         1,288,643     1,288,643
                                                                                                           --------------
                                                   Total Short-Term Obligations        (Cost $1,425,337)       1,425,337

-------------------------------------------------------------------------------------------------------------------------

Total Investments:                                  112.5%                             (Cost $10,903,791)     11,685,901
Other Assets, Less Liabilities:                     (12.5)%                                                   (1,299,917)
                                                                                                           --------------
Total Net Assets:                                   100.0%                                                   $10,385,984
                                                                                                           ==============
*   Non-Income Producing Securities
#  All or a portion of securities on loan at October 31, 2000 - See Note 1 (g) to financial statements.
ADR - American Depository Receipt.

-----------------------------------
  See Notes to Financial Statements

THOMAS WHITE INTERNATIONAL FUND
Investment Portfolio                                       October 31, 2000

Country                                   Issue                                         Industry                 Shares    Value
-----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS:                              98.8%

-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA:                                   2.9%

                                  Broken Hill Property ADR                          Metals & Mining              1,100      21,791
                                  Broken Hill Property                              Metals & Mining              8,432      82,111
                                  National Australia Bank ADR #                             Banking              2,900     203,725
                                  National Australia Bank                                   Banking              5,121      71,469
                                  News Corporation Limited ADR #                           Services              4,400     189,200
                                  Rio Tinto Plc                                     Metals & Mining              1,700     110,721
                                  Telstra Corporation #                              Communications             60,800     199,467
                                  Woodside Petroleum                                         Energy             14,100     103,529
                                                                                                                       ------------
                                                                                                                           982,013


-----------------------------------------------------------------------------------------------------------------------------------
BELGIUM:                                     1.6%

                                  Fortis AG                                               Insurance              8,500     260,251
                                  Groupe Bruxelles Lambert                    Financial Diversified                700     160,299
                                  Solvay                                                  Chemicals              2,800     142,488
                                                                                                                       ------------
                                                                                                                           563,038

-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL:                                      1.4%

                                  Petrobras PN                                               Energy              4,090     113,730
                                  Tele Brasil-Telebras Hldrs Ads                     Communications              3,400     249,050
                                  Vale do Rio Doce PN                               Metals & Mining              4,600     111,669
                                                                                                                       ------------
                                                                                                                          474,449


-----------------------------------------------------------------------------------------------------------------------------------
CANADA:                                       4.8%

                                  BCE Inc.                                           Communications              2,800      76,533
                                  Bombardier Inc.                                     Capital Goods             20,200     322,525
                                  Enbridge Inc.                                              Energy              3,800     103,867
                                  Nortel Networks Corporation ADR                        Technology              7,000     318,500
                                  Nortel Networks Corporation                            Technology              4,396     202,509
                                  Royal Bank of Canada                                      Banking              9,600     309,120
                                  Shell Canada                                               Energy              9,100     212,030
                                  Toronto-Dominion Bank #                                   Banking              3,000      82,680
                                                                                                                       ------------
                                                                                                                         1,627,764


-----------------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC:                                0.2%

                                  SPT Telecom*                                       Communications              5,000      66,737

-----------------------------------------------------------------------------------------------------------------------------------
FINLAND:                                      1.7%

                                  Nokia                                              Communications             13,700     563,430

-----------------------------------------------------------------------------------------------------------------------------------
FRANCE:                                     10.5%

                                  Altran Technologies                                    Technology              1,200     245,180
                                  Assurances Generales de France (AGF)                    Insurance              5,900     322,760
                                  Aventis                                                Healthcare              5,100     367,669
                                  Carrefour Supermarche                             Consumer Retail              3,400     228,099
                                  L' Oreal                                         Consumer Staples              2,500     190,832
                                  Pinault-Printempts-Redoute                        Consumer Retail              1,200     214,037
                                  Renault #                                       Consumer Durables              5,600     278,326
                                  Societe Generale                                          Banking              6,800     385,835
                                  Societe Television Francaise (TF1) #                     Services              3,000     163,606
                                  STMicroelectronics                                     Technology              9,100     458,839
                                  Suez Lyonnaise des Eaux                                 Utilities                700     106,747
                                  Total Fina Elf                                             Energy              4,333     619,602
                                                                                                                       ------------
                                                                                                                         3,581,532

-----------------------------------------------------------------------------------------------------------------------------------
GERMANY:                                      4.4%

                                  BASF                                                    Chemicals              5,900     232,187
                                  DaimlerChrysler                                 Consumer Durables              3,400     156,728
                                  Henkel Kgaa                                             Chemicals              3,500     209,872
                                  R W E #                                                 Utilities              7,800     313,574
                                  Schering                                               Healthcare              5,100     284,186
                                  Siemens                                                Industrial              2,400     305,330
                                                                                                                       ------------
                                                                                                                         1,501,877


-----------------------------------------------------------------------------------------------------------------------------------
GREECE:                                      0.4%

                                  Alpha Credit Bank                                         Banking              2,331      86,174
                                  EFG Eurobank                                              Banking              2,122      57,390
                                                                                                                       ------------
                                                                                                                           143,564


-----------------------------------------------------------------------------------------------------------------------------------
HONG KONG:                                   3.6%

                                  Cathay Pacific Airways                             Transportation             58,000     105,224
                                  China Telecom (Hong Kong)*                         Communications             22,800     146,898
                                  Hong Kong & China Gas Company                           Utilities             89,000     112,398
                                  HSBC Holdings                                             Banking             20,900     290,750
                                  Hutchinson                                         Communications             24,720     306,652
                                  Sun Hung Kai Properties                     Financial Diversified             31,600     261,332
                                                                                                                       ------------
                                                                                                                         1,223,254


-----------------------------------------------------------------------------------------------------------------------------------
HUNGARY:                                      0.3%

                                  Matav ADR #                                        Communications              4,400     103,400

-----------------------------------------------------------------------------------------------------------------------------------
ISRAEL:                                       0.4%

                                  Bezeq Israel Telecom                               Communications             17,000      85,102
                                  IDB Holding Corporation                     Financial Diversified              2,000      64,346
                                                                                                                       ------------
                                                                                                                           149,448

------------------------------------------------------------------------------------------------------------------------------------
IRELAND                                         0.6%

                                    Elan Corp                                              Healthcare             4,000      211,662

------------------------------------------------------------------------------------------------------------------------------------
ITALY:                                          3.3%

                                    Mediaset #                                               Services            18,700      272,319
                                    San Paolo-IMI                                             Banking            22,600      365,148
                                    Telecom Italia #                                     Communications          19,100      222,255
                                    Telecom Italia Mobile #                              Communications          29,400      252,093
                                                                                                                        ------------
                                                                                                                           1,111,815
------------------------------------------------------------------------------------------------------------------------------------
JAPAN:                                         19.2%

                                    Asahi Chemical Industries                               Chemicals            17,000      105,349
                                    Bank Tokyo-Mitsubishi                                     Banking            20,000      239,996
                                    Canon                                                  Technology             6,000      238,163
                                    Chubu Electric Power                                    Utilities             8,000      132,006
                                    Daiwa Securities                            Financial Diversified            14,000      155,163
                                    East Japan Railway                                 Transportation                50      287,391
                                    Fuji Photo Film                                          Services             5,000      185,635
                                    Honda Motor                                     Consumer Durables             5,000      172,801
                                    Jusco                                             Consumer Retail            12,000      225,511
                                    KAO Corporation                                  Consumer Staples            12,000      359,719
                                    Komatsu                                             Capital Goods            32,000      141,981
                                    Matsushita Electric Industrial                      Capital Goods             7,000      203,419
                                    Mitsubishi Heavy Industries                         Capital Goods            36,000      139,925
                                    Mitsui                                                 Industrial            12,000       79,753
                                    Nintendo                                                 Services             1,700      283,164
                                    Nippon Telephone & Telegraph                       Communications                23      209,369
                                    Nippon Telephone & Telegraph Mobile                Communications                10      246,597
                                    Olympus Optical                                        Technology            15,000      207,360
                                    Ono Pharmaceutical                                    Health Care             5,000      195,261
                                    Oracle Corporation Japan                               Technology               400       74,437
                                    Orix Corporation                            Financial Diversified               900       94,468
                                    Pioneer Electric                                       Technology             7,000      216,895
                                    Rohm                                                   Technology             1,100      277,206
                                    Sanwa Bank #                                              Banking            20,000      177,842
                                    Shimano                                         Consumer Durables             7,000      140,853
                                    Shin-Etsu Chemical                                      Chemicals             3,000      123,206
                                    Sony Corporation                                       Technology             4,000      319,750
                                    Sumitomo Bank                                             Banking            13,000      157,903
                                    Suzuki M otor                                   Consumer Durables             9,000       96,530
                                    Tokyo Electric Power                                    Utilities             6,000      145,756
                                    Toyo Seikan                                       Metals & Mining             5,000       84,796
                                    Toyota Motors                                   Consumer Durables             8,000      319,750
                                    Yamanouchi Pharmaceutical                             Health Care             7,000      317,000
                                    Yasuda Fire & Marine Insurance                          Insurance            36,000      185,800
                                                                                                                        ------------
                                                                                                                           6,540,755

---------------------------------
See Notes to Financial Statements



------------------------------------------------------------------------------------------------------------------------------------
MALAYSIA:                                       0.5%

                                    Malayan Banking                                           Banking            19,000       76,000
                                    Tenaga Nasional                                         Utilities            30,000       97,104
                                                                                                                        ------------
                                                                                                                             173,104


------------------------------------------------------------------------------------------------------------------------------------
MEXICO:                                          1.6%

                                    Cemex ADR                                                Building             4,080       86,210
                                    Telefonos de Mexico ADR                            Communications             8,800      474,672
                                                                                                                        ------------
                                                                                                                             560,882

------------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS:                                    8.9%

                                    ABN-AMRO Holdings #                                       Banking            17,100      395,937
                                    Aegon                                                   Insurance             6,200      246,096
                                    Ahold                                             Consumer Retail            10,100      293,221
                                    ING Groep                                               Insurance             8,847      607,183
                                    Philips Electronics                                    Industrial            10,476      411,469
                                    Royal Dutch Petroleum                                      Energy            14,500      859,509
                                    Unilever                                         Consumer Staples             4,000      205,759
                                                                                                                        ------------
                                                                                                                           3,019,174


------------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND:                                    0.1%

                                    Telecom Corporation of New Zealand                 Communications             2,200       39,468

------------------------------------------------------------------------------------------------------------------------------------
POLAND:                                         0.2%

                                    Telekom Polska                                     Communications            12,500       61,599

------------------------------------------------------------------------------------------------------------------------------------
SINGAPORE:                                      1.3%

                                    DBS Group Holdings                                        Banking             9,630      113,432
                                    Singapore Airlines                                 Transportation            16,000      156,598
                                    Singapore Telecommunications                       Communications            96,600      159,960
                                                                                                                        ------------
                                                                                                                             429,990

------------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA:                                   0.5%

                                    Anglo American Corp                               Metals & Mining             1,100       59,762
                                    De Beers                                          Metals & Mining             1,400       38,493
                                    Rembrandt Group                                  Consumer Staples             7,200       44,018
                                    Venfin                                                 Technology             7,200       19,939
                                                                                                                        ------------
                                                                                                                             162,212

------------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA:                                    1.1%

                                    Pohang Iron &  Steel                              Metals & Mining             2,200      127,842
                                    Samsung Electronics                                    Technology               800      100,220
                                    SK Telecom                                         Communications               740      157,758
                                                                                                                        ------------
                                                                                                                             385,820


------------------------------------------------------------------------------------------------------------------------------------
SPAIN:                                           2.8%

                                    Banco Popular Espanol                                     Banking            11,600      343,361
                                    Telefonica, S.A. ADR                               Communications               982       56,895
                                    Telefonica, S.A.                                   Communications            11,466      218,516
                                    Union Electrica Fenosa                                  Utilities            17,600      325,264
                                                                                                                        ------------
                                                                                                                             944,036





------------------------------------------------------------------------------------------------------------------------------------
SWEDEN:                                           4.4%

                                    Electrolux - B Shares                           Consumer Durables            11,200      141,183
                                    Nordic Baltic Holdings                                    Banking            69,200      519,228
                                    Skanska - B Shares                                       Building             5,500      217,898
                                    Stora Enso  - R Shares #                           Forest & Paper            21,000      215,347
                                    Telefonaktiebola get LM Ericsson ADR                   Technology            30,000      416,400
                                                                                                                        ------------
                                                                                                                           1,510,056


------------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND:                                    5.7%

                                    Adecco                                                   Services               355      245,324
                                    Credit Suisse Group                                       Banking             1,200      224,162
                                    Nestle                                           Consumer Staples               210      434,897
                                    Novartis                                              Health Care               100      151,609
                                    Richemont                                        Consumer Staples               100      277,979
                                    Roche Holdings                                        Health Care                15      137,599
                                    Swiss Re                                                Insurance               150      294,880
                                    Zurich Financial Services                               Insurance               379      183,315
                                                                                                                        ------------
                                                                                                                           1,949,765


------------------------------------------------------------------------------------------------------------------------------------
TAIWAN:                                         0.4%

                                    Ritek                                                  Technology            19,800       38,006
                                    Taiwan Semiconductor                                   Technology            38,000      115,292
                                                                                                                        ------------
                                                                                                                             153,298


------------------------------------------------------------------------------------------------------------------------------------
TURKEY:                                         0.2%

                                    Koc Holdings                                    Consumer Durables         1,132,400       72,134

------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM:                                 15.8%

                                    Abbey National                                            Banking            17,000      231,686
                                    ARM Holdings                                           Technology             7,000      210,000
                                    Astrazeneca                                            Healthcare             9,900      467,210
                                    Barclays                                                  Banking             8,000      228,634
                                    BG Group                                                Utilities            33,922      136,170
                                    BP Amoco                                                   Energy           100,600      852,162
                                    Brit AM Tobacco                                  Consumer Staples            31,500      220,494
                                    Centrica                                                Utilities            65,000      225,141
                                    Daily Mail & General Trust                               Services            11,600      157,353
                                    GKN                                                    Industrial            14,800      170,647
                                    Lattice Group                                          Technology            33,922       74,232
                                    Legal & General Group                                   Insurance            80,400      199,826
                                    Marconi                                                Industrial            15,000      187,170
                                    Provident Financial                         Financial Diversified            11,800      150,319
                                    Royal Bank of Scotland Group                              Banking            10,225      229,687
                                    Smithkline Beecham                                    Health Care            30,700      395,978
                                    Tesco                                             Consumer Retail            74,200      282,546
                                    Unilever                                         Consumer Staples            24,285      164,096
                                    Vodaphone Group                                    Communications           128,009      535,897
                                    WPP Group                                                Services            20,900      280,175
                                                                                                                        ------------
                                                                                                                           5,399,423
Total Common Stocks                                                                  (Cost $28,686,799)                   33,705,699


------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:                       7.8%
                                                                                                             Par  Value
                                    The Northern Trust Company Eurodollar                                      $283,091      283,091
                                    Time Deposit   5.02%, due 11/01/00
                                    Held as Collateral for Loaned Securities                                  2,373,797    2,373,797
                                                                                                                        ------------
                                                                                                                        ------------
Total Short Term Obligations                                                        (Cost $2,656,888)                      2,656,888

------------------------------------------------------------------------------------------------------------------------------------

Total Investments                    106.6%                                          (Cost $31,343,687)                  36,362,587
Other Assets, Less Li abilities:      (6.6)%                                                                             (2,258,205)
                                    ------------                                                                       -------------
Total Net Assets:                       100%                                                                             $34,104,382
                                   ============                                                                       ==============

*  Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2000 - See Note 1 (g) to financial statements.
ADR - American Depository Receipt.

---------------------------------
See Notes to Financial Statements


Thomas White FUNDS FAMILY
Statements of Assets and Liabilities
October 31, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                     American           American
                                                                    Enterprise        Opportunities       International
                                                                      Fund(+)             Fund                 Fund
                                                                  ---------------    ----------------     ---------------
ASSETS

Investments in securities at market value(1)                   $      20,440,063  $       11,685,901  $       36,362,587
Receivables:
     Dividends and interest                                               15,959               7,546              80,764
     Securities sold                                                     -------             -------              79,614
       Other                                                                                                       7,015
Prepaid expenses                                                              38                  29                 344
                                                                  ---------------    ----------------     ---------------
                                   Total assets                       20,456,060          11,693,476          36,530,324
                                                                  ---------------    ----------------     ---------------

LIABILITIES

Due to advisor                                                             9,303               8,506              18,532
Accrued expenses                                                          18,806              10,343              33,613
Collateral on Loaned Securities                                        3,774,549           1,288,643           2,373,797
                                                                  ---------------    ----------------     ---------------
                                   Total liabilities                   3,802,658           1,307,492           2,425,942
                                                                  ---------------    ----------------     ---------------

NET ASSETS

Source of Net Assets:
    Net capital paid in on shares of beneficial interest       $      17,368,717  $        9,609,631  $       29,101,540
     Distributions in excess of net investment income                   (10,544)             (4,742)            (16,057)
    Accumulated net realized gain (loss)                               (489,742)             (1,015)                 (1)
    Net unrealized appreciation (depreciation) on                      (215,029)             782,110           5,018,900
     investments and foreign currency translations
                                                                  ---------------    ----------------     ---------------
                                   Net assets                  $      16,653,402  $       10,385,984  $       34,104,382
                                                                  ===============    ================     ===============

Shares outstanding                                                     1,427,819             948,831           2,900,915

Net asset value and offering price per share                   $           11.66  $            10.95  $            11.76
                                                                  ===============    ================     ===============

1  Cost Basis:
       American Enterprise Fund: $20,655,092
       American Opportunities Fund: $10,903,791
       International Fund: $31,343,687

+ Formerly the Thomas White American Growth Fund, see Note 6.

See Notes to Financial Statements.



Thomas White FUNDS FAMILY
Statements of Operations
Year Ended October 31, 2000
-----------------------------------------------------------------------------------------------------------------------


                                                                   American           American
                                                                  Enterprise        Opportunities       International
                                                                    Fund(+)              Fund                 Fund
                                                                ---------------    ----------------     ---------------
INVESTMENT INCOME

Income:
    Dividends                                                $         326,181  $          152,928   $         593,240  (1)
    Interest                                                            17,149               7,024              38,831
                                                                ---------------    ----------------     ---------------
         Total investment income                                       343,330             159,952             632,071
                                                                ---------------    ----------------     ---------------

Expenses:
    Investment management fees (note 4)                                210,664             101,570             431,565
    Custodian fees                                                       7,234               4,689              71,968
    Transfer Agent fees                                                 13,208              11,333              29,285
    Audit fees and expenses                                             13,079              10,790              20,076
    Trustees' fees and expenses                                          6,744               2,573              11,674
    Printing expenses                                                    5,074               2,616               6,296
    Legal fees and expenses                                             18,860               6,176              48,419
    Registration fees                                                    5,925               2,899              19,986
    Other expenses                                                      10,429               6,331              18,672
                                                                ---------------    ----------------     ---------------
         Total expenses                                                                                        657,941
         Reimbursement from Investment Manager                         (7,599)            (11,833)             (9,852)
                                                                ---------------    ----------------     ---------------
                                                                ---------------    ----------------     ---------------
         Net expenses                                                  283,618             137,144             648,089
                                                                ---------------    ----------------     ---------------
                                                                ---------------    ----------------     ---------------
                Net investment income (loss)                            59,712              22,808            (16,018)
                                                                ---------------    ----------------     ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments & foreign currency           (410,141)             451,505           1,524,101
transactions
Net change in unrealized appreciation (depreciation) on              (455,861)             220,546         (1,755,254)
investments and foreign currency translations
                                                                ---------------    ----------------     ---------------
        Net gain (loss) on investments                               (866,002)             672,051           (231,153)
                                                                ---------------    ----------------     ---------------

        Net increase (decrease) in net assets from
        operations                                           $       (806,290)  $          694,859  $        (247,171)
                                                                ===============    ================     ===============


1 Net of foreign taxes withheld of $83,471.
+ Formerly the Thomas White American Growth Fund, see Note 6.

See Notes to Financial Statements.





Thomas White funds family
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                                                          American Enterprise Fund(+)             American Opportunities Fund
                                                       -----------      -------------           ------------------------------------
                                                       Year Ended          Year Ended         Year Ended       March 4, 1999 (c)
                                                       October 31,        October 31,        October 31,         to October 31,
                                                          2000                1999               2000                 1999
                                                      --------------     ---------------    --------------- -- -------------------
Change in net assets from operations:
     Net investment income                         $         59,712   $          24,955  $          22,808  $              13,847
     Net realized gain (loss)                             (410,141)            (79,601)            451,505                (1,015)
     Net unrealized appreciation (depreciation)           (455,861)             240,832            220,546                561,564
     on investments
                                                      --------------     ---------------    --------------- -- -------------------
Net increase (decrease) in net assets from
operations                                                (806,290)             186,186            694,859                574,396

Distributions to shareholders:
     From net investment income                            (95,211)           ---------           (41,397)              ---------
     From net realized gain                               ---------           ---------          (451,505)              ---------

Fund share transactions (Note 3)                        (4,559,325)          21,928,042            253,373              9,356,258
                                                      --------------     ---------------    --------------- -- -------------------
           Total increase (decrease)                    (5,460,826)          22,114,228            455,330              9,930,654

Net assets:
Beginning of period                                      22,114,228           ---------          9,930,654              ---------
                                                      --------------     ---------------    --------------- -- -------------------

End of period                                      $     16,653,402   $      22,114,228  $      10,385,984  $           9,930,654
                                                      ==============     ===============    =============== == ===================
Distribution in excess of net investment
income                                             $         10,544   $               0  $           4,472  $                   0
                                                      ==============     ===============    =============== == ===================

(c)  Commencement of operations.
                                                              International Fund
                                                      -----------------------------------
                                                        Year Ended          Year Ended
                                                        October 31,        October 31,
                                                           2000                1999
                                                      ---------------- -- ---------------
Change in net assets from operations:
     Net investment income (loss)                  $         (16,018)  $         236,025
     Net  realized   gain  on   investments   and           1,524,101          9,410,278
     foreign currency transactions
     Net unrealized appreciation (depreciation)           (1,755,254)          (355,667)
     on investments and foreign currency
     translations
                                                      ---------------- -- ---------------
Net increase (decrease) in net assets from
operations                                                  (247,171)          9,290,636

Distributions to shareholders:
     From net investment income                             (223,061)          (551,470)
     From net realized gain                               (4,199,915)       (10,655,149)

Fund share transactions (Note 3)                          (2,890,813)       (13,883,090)
                                                      ---------------- -- ---------------
           Total increase (decrease)                      (7,560,960)       (15,799,073)

Net assets:
Beginning of period                                        41,665,342         57,464,415
                                                      ---------------- -- ---------------

End of period                                      $       34,104,382  $      41,665,342
                                                      ================ == ===============
Distribution in excess of net investment
income                                             $           16,141  $               0
                                                      ================ == ===============
(c) Commencement of operations.
+   Formerly the Thomas White American Growth Fund, see Note 6.
See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2000
--------------------------------------------------------------------------------

Note 1.       Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of Shares, the Thomas White American Enterprise Fund (the "American Enterprise Fund") that commenced operations on November 1, 1998, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund". The investment objective of each Fund is to seek long-term capital growth. The American Enterprise Fund primarily invests in equity securities of large U.S. companies. The American Opportunities Fund will also invest in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2000
--------------------------------------------------------------------------------

(e) Security Transactions and Investment Income. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO basis.

(f) Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g) Securities Lending. The Thomas White American Enterprise Fund, American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

         Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 40% is paid to the securities lending agents for the Thomas White International Fund for its services and 50% is paid to the securities lending agent for the Thomas White American Enterprise and Thomas White American Opportunities Funds for their services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at October 31, 2000 are as follows:

         Portfolio                                      Value of Loaned Securities         Value of Collateral
         ---------                                      --------------------------         -------------------
         Thomas White American Enterprise                      $3,751,040                     $3,774,549
         Thomas White American Opportunities                    1,295,787                      1,288,643
         Thomas White International Fund                        2,303,875                      2,373,797

         Each Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

         Portfolio                                    Net Interest Earned by Portfolio
         ---------                                    --------------------------------
         Thomas White American Enterprise                      $1,585
         Thomas White American Opportunities                      890
         Thomas White International Fund                       13,496


Note 2. Significant Shareholder. At December 31, 2000 the Thomas White American Enterprise Fund, Thomas White American Opportunities Fund and Thomas White International Fund had a shareholder who held 81.1%, 66.5% and 68.5%, respectively, of each fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.


THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2000
---------------------------------------------------------------------------------------------------------------------------------

Note 3.  Transactions in Shares of Beneficial Interest  (All amounts in thousands)

As of October 31, 2000, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                                American Enterprise Fund (see Note 6)                      American Opportunities Fund
                          --------------------------------------------------     ------------------------------------------------
                                                                                                               March 4, 1999
                                   Year                       Year                        Year                (commencement of
                                  Ended                      Ended                       Ended                 operations) to
                             October 31, 2000           October 31, 1999            October 31, 2000          October 31, 1999
                          -----------------------    -----------------------     -----------------------    ---------------------
                           Shares       Amount        Shares       Amount         Shares       Amount       Shares       Amount
                          ---------    ----------    ---------    ----------     ---------    ----------    --------    ---------
Shares sold                     81  $        965        1,835  $     21,969            10  $        112         929  $     9,386
Shares issued on
reinvestment of
dividends &                      8            95      -------       -------            45           484     -------      -------
distributions
Shares redeemed              (494)       (5,619)          (3)          (41)          (32)         (343)         (3)         (30)
                          ---------    ----------    ---------    ----------     ---------    ----------    --------    ---------

Net (decrease)               (405)  $    (4,559)        1,832  $     21,928            23  $        253         926  $     9,356
                          ---------    ----------    ---------    ----------     ---------    ----------    --------    ---------

                                         International Fund
                          --------------------------------------------------

                                   Year                       Year
                                  Ended                      Ended
                             October 31, 2000           October 31, 1999
                          -----------------------    -----------------------
                           Shares       Amount        Shares       Amount
                          ---------    ----------    ---------    ----------
Shares sold                    364  $      4,847          407  $      5,426
Shares issued on
reinvestment of
dividends &                    335         4,401          849        11,158
distributions
Shares redeemed              (932)      (12,139)      (2,353)      (30,467)
                          ---------    ----------    ---------    ----------

Net increase (decrease)      (233)  $    (2,891)      (1,097)  $   (13,883)
                          ---------    ----------    ---------    ----------

Note 4.     Investment Management Fees and Other Transactions with Affiliates
Each  Fund  pays  a  monthly   investment   management   fee  to  Thomas   White
International,  Ltd. (the  "Advisor") at the rate of 1/12% of the Fund's average daily net  assets.  For the current  fiscal  year the Advisor has  contractually agreed to reduce its  management  fee for the  International  Fund, the American
Enterprise Fund and the American Opportunities Fund to the extent that the total operating fees exceed 1.50%,  1.35%, and 1.35% of the respective  Fund's average daily net assets

Note 5.     Investment Transactions
During the twelve months ended October 31, 2000, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

                  Fund                         Purchases            Sales
------------------------------------------ ------------------ ------------------
American Enterprise Fund (see Note 6)            $13,997,546        $18,503,365
American Opportunities Fund                        6,249,213          6,535,154
International Fund                                16,089,946         23,059,458

The cost of securities for federal income tax purposes was the same for each Fund as that shown in the investment portfolio.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
At  October  31,  2000,  the  aggregate  gross   unrealized   appreciation   and
depreciation  of portfolio  securities,  based upon cost for federal  income tax purposes, were as follows:

                                                                              Net Unrealized
                                             Unrealized       Unrealized       Appreciation
                  Fund                      Appreciation     Depreciation     (Depreciation)
------------------------------------------ ---------------- --------------- -------------------
American Enterprise Fund (see Note 6)            1,735,485     (1,950,514)           (215,029)
American Opportunities Fund                      1,755,790       (973,680)             782,110
International Fund                               7,080,869     (2,061,969)           5,018,900


As of October 31,2000, the American Enterprise Fund had tax basis capital losses which may be carried forward to offset future capital gains.  Such losses expire as follows:
                                  10/31/2007                              $79,601
                                  10/31/2008                              410,141
                                                                          -------
                                                                          $489,742
                                                                          ========

Note 6.       Name Change
On March 1, 2000, the Thomas White American  Growth Fund changed its name to the
Thomas White American Enterprise Fund. This name change did not represent a change in the investment objective or the policies of the Fund.


Note 7.       Financial Highlights

                                                  American Enterprise Fund+                  American Opportunities Fund
                                            ------------------------------------- --- ------------------------------------------
                                                                                                                 March 4, 1999
                                                 Year                 Year                    Year               (commencement
                                                 Ended                Ended                  Ended              of operations)
                                              October 31,          October 31,          October 31, 2000              to
                                                 2000                 1999                                        October 31,
---------------------------------------- -- ---------------- --- ---------------- --- --------------------- --- ----------------
 Per share operating performance
 (For a share outstanding throughout the period)

  Net asset value, beginning of period   $            12.07   $            10.00   $                 10.73  $             10.00
---------------------------------------- -- ---------------- --- ---------------- --- --------------------- --- ----------------
  Income from investment operations:
    Net investment income                              0.05                 0.01                      0.04                 0.02
    Net realized and unrealized gains                (0.40)                 2.06                      0.72                 0.71
   (losses)
                                         -- ---------------- --- ---------------- --- --------------------- --- ----------------
                                                                                                            --- ----------------
                                                     (0.35)                 2.07                      0.76                 0.73
  Distributions:
    From net investment income                       (0.06)              -------                    (0.04)              -------
    From net realized gains                         -------              -------                    (0.50)              -------
                                         -- ---------------- --- ---------------- --- --------------------- --- ----------------
                                                     (0.06)              -------                    (0.54)              -------

  Change in net asset value for the                  (0.41)                 2.07                      0.22                 0.73
  period
  Net asset value, end of period         $            11.66   $            12.07   $                 10.95  $             10.73
---------------------------------------- == ================ === ================ === ===================== === ================

  Total Return                                      (2.90)%               20.70%                     7.25%                7.30%  **
  Ratios/supplemental data
  Net assets, end of period (000)        $           16,653   $           22,114   $                10,386   $            9,931
  Ratio to average net assets:
  Expenses (net of reimbursement)                     1.35%  *+            1.35%  *+                 1.35%  *+            1.35%  *+
  Net investment income (net of                       0.28%  +             0.23%  *                  0.22%  +             0.22%  *
    reimbursement)
  Portfolio turnover rate                            67.28%                4.58%                    62.14%                3.53%  **

*    Annualized   **     Not annualized
+    In the absence of the expense reimbursement, the ratio of expenses to average net assets for the
     American Enterprise and American Opportunities Funds would have been 1.39% and 1.47%, respectively and the ratio of net investment income to average net assets for the American Enterprise and
     American Opportunities Funds would have been 0.25% and 0.11%, respectively for the current year. In the absence of the expense reimbursement, the ratio of expenses to average net assets for the
     American Enterprise and American Opportunities Funds would have been 1.58% and 1.70%, respectively and the ratio of net investment income to average net assets for the American Enterprise and
     American Opportunities Funds would have been 0.00% and (0.13)%for the year ended October 31, 1999.
+    Formerly the Thomas White American Growth Fund, see Note 6.




THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended October 31, 2000
---------------------------------------------------------------------------------------------------------------------------
                                                                         International Fund
                                    ---------------------------------------------------------------------------------------
                                         Year Ended         Year Ended        Year Ended      Year Ended      Year Ended
                                         October 31,        October 31,       October 31,     October 31,      October 31,
                                           2000             1999                1998           1997             1996

-------------------------------- -- ------------- --- --- ----------- --- ----------- -- ------------ -- ------------ --
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of    $         13.30       $       13.58  $        13.23  $        12.33  $        11.31
period

Income from investment
operations:
  Net investment income (loss)            (0.01)                0.07            0.15            0.20            0.19
  Net realized and unrealized             (0.05)                2.32            0.93            1.65            1.51
   gains (losses)
                                 -- ------------- --- --- ----------- --- ----------- -- ------------ -- ------------ --
                                          (0.06)                2.39            1.08            1.85            1.70
Distributions:
  From net investment income              (0.07)              (0.13)          (0.19)          (0.19)          (0.20)
  From net realized gains                 (1.41)              (2.54)          (0.54)          (0.76)          (0.48)
                                 -- ------------- --- --- ----------- --- ----------- -- ------------ -- ------------ --
                                          (1.48)              (2.67)          (0.73)          (0.95)          (0.68)

Change in net asset value for             (1.54)              (0.28)            0.35            0.90            1.02
 the period
                                 -- ------------- --- --- ----------- --- ----------- -- ------------ -- ------------ --
Net asset value, end of period   $         11.76       $       13.30  $        13.58  $        13.23  $        12.33
                                 == ============= === === =========== === =========== == ============ == ============ ==

Total Return                             (1.26)%              18.78%           8.64%          15.80%          15.63%
Ratios/supplemental data
Net assets, end of period (000)  $        34,104       $      41,665   $      57,464  $       47,996  $       39,157
Ratio to average net assets:
Expenses (net of reimbursement)            1.50%  +            1.44%           1.42%           1.47%           1.50%
Net investment income/loss               (0.04)%               0.46%           1.13%           1.60%           1.63%
(net of reimbursement)
Portfolio turnover rate                   38.37%              67.48%          51.41%          48.19%          51.22%


+ In the absence of the expense reimbursement, the ratio of expenses to average net assets for the International Fund would have been 1.52% and the ratio of net investment income to average net assets for the International Fund would have been (0.06)%.